UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 11, 2021

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBLAQ	*
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value (represented by depositary shares each representing a 1/10th fractional share)	CBLDQ	*
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value (represented by depositary shares each representing a 1/10th fractional share)	CBLEQ	*

*On November 2, 2020, the NYSE announced that (i) it had suspended trading in the Company’s stock and (ii) it had determined to commence proceedings to delist the Company’s common stock, as well as the depositary shares each representing a 1/10th fractional share of the Company’s 7.375% Series D Cumulative Redeemable Preferred Stock (“Series D Preferred Stock”) and the depositary shares each representing a 1/10th fractional share of the Company’s 6.625% Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”), due to such securities no longer being suitable for listing based on “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual. Since November 3, 2020, the Company’s common stock and such depositary shares are currently trading on the OTC Markets, operated by the OTC Markets Group, Inc., under the respective trading symbols listed in the preceding table.

CBL & Associates Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On November 1, 2020, CBL & Associates Properties, Inc. (the “REIT”), CBL & Associates Limited Partnership (the “Operating Partnership”), the majority owned subsidiary of the REIT (collectively, the Operating Partnership and the REIT are referred to as the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under the caption “In re: CBL & Associates Properties, Inc., et al., Case No. 20-35226.” Court filings and other information related to the Chapter 11 Cases are available at the website administered by the Company’s noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/case/cblproperties/info.

Confirmation of Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and its Affiliated Debtors (With Technical Modifications)

On May 25, 2021, the Debtors filed the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and its Affiliated Debtors with the Bankruptcy Court. On August 9, 2021, the Debtors filed the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and its Affiliated Debtors (With Technical Modifications) (the “Plan”).

On August 11, 2021, the Bankruptcy Court entered an order, Docket No. 1397 (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference. Any description of the terms of the Plan in this Form 8-K are qualified in their entirety to Exhibit 2.1 to this Form 8-K. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

The effective date of the Plan (the “Effective Date”) is subject to the satisfaction of all conditions precedent detailed in Section 9.1 of the Plan, including, but not limited to, that the required settlement agreements shall be reasonably acceptable to the Required Consenting Noteholders, the Debtors shall have obtained the requisite government approvals, the Debtors shall have implemented the Restructuring Transactions and all other transactions contemplated by the Plan and the Restructuring Support Agreement in a manner consistent in all material respects with the Plan and Restructuring Support Agreement and otherwise reasonably acceptable to the parties entitled to consent thereunder and all conditions precedent to the effectiveness of the Exit Credit Facility Documents, the New Senior Secured Notes Documents, and New Convertible Notes Documents shall have been satisfied or waived and such documents shall be in full force and effect. Although the Debtors are targeting occurrence of the Effective Date as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

The Plan provides for the following treatment of claims against and interests in the Debtors:

a)

Each holder of an Other Priority Claim will receive, at the option of the Reorganized Debtors, (i) Cash in an amount equal to the Allowed amount of such Claim or (ii) other treatment consistent with the provisions of section 1129 of the Bankruptcy Code.

b)

Each holder of an Other Secured Claim will receive, at the option of the Reorganized Debtors, (i) Cash in an amount equal to the Allowed amount of such Claim, (ii) Reinstatement or such other treatment sufficient to render such holder’s Allowed Other Secured Claim Unimpaired pursuant to section 1124 of the Bankruptcy Code, or (iii) such other recovery necessary to satisfy section 1129 of the Bankruptcy Code.

c)

Each holder of a First Lien Credit Facility Claim will receive, on account of such holder’s Allowed First Lien Credit Facility Claim, its Pro Rata share of (i) the Exit Credit Facility Distribution and (ii) $100,000,000 in Cash.

d)

Each Consenting Crossholder, on account of such holder’s Allowed Consenting Crossholder Claim(s), will receive its Pro Rata share of the Consenting Crossholder Claims Recovery Pool; provided that each Consenting Crossholder entitled to receive New Senior Secured Notes on account of its Crossholder Claim will be entitled to make the Convertible Notes Election.

e)

Each holder of an Ongoing Trade Claim (i) that has executed a Trade Agreement with the Debtors will receive four (4) equal Cash installments, payable on a quarterly basis, which payments will result in full payment in the Allowed amount of such Ongoing Trade Claim and (ii) that has not executed a Trade Agreement, will receive its Pro Rata share of the Unsecured Claims Recovery Pool in accordance with section 4.7 of the Plan.

f)

Each holder of a Property-Level Guarantee Settlement Claim will either (i) be Reinstated, (ii) remain Unimpaired, or (iii) receive such treatment as agreed upon between the Debtors and the holder of such Property-Level Guarantee Claim (with the consent of the Required Consenting Noteholders, such consent not to be unreasonably withheld).

g)

Each holder of an Unsecured Claim will receive, on account of such holder’s Allowed Unsecured Claim(s), to the extent such holder has not agreed to a different treatment, such holder’s Pro Rata share of the Unsecured Claims Recovery Pool; provided that each Consenting Noteholder (and, for the avoidance of doubt, only a Consenting Noteholder) entitled to receive New Senior Secured Notes on account of its Notes Claim will be able to make the

Convertible Notes Election; provided, however, that, if the Debtors determine that, pursuant to section 1129(a)(7)(ii), such holder would be entitled to a greater recovery than the foregoing if the Debtor against whom such holder’s Allowed Unsecured Claim is asserted were to liquidate under chapter 7 of the Bankruptcy Code, then such holder will receive Cash in an amount necessary to satisfy section 1129(a)(7)(ii).

h)

Each Intercompany Claim will be paid, adjusted, continued, settled, reinstated, discharged, or eliminated, in each case to the extent determined to be appropriate by the Debtors (with the consent of the Required Consenting Noteholders, such consent not to be unreasonably withheld) or Reorganized Debtors, as applicable; provided that any Intercompany Claims that will remain as liabilities of the Exit Credit Facility Borrower or any Exit Credit Facility Subsidiary will be subject to approval by Required Consenting Bank Lenders (and absent consent from the Required Consenting Bank Lenders, such remaining liabilities will be reduced to zero).

i)	Each Existing LP Preferred Unit will be cancelled (or otherwise eliminated) and will receive no distribution under the Plan.

j)

Each Existing LP Common Unit will be cancelled (or otherwise eliminated) and each holder of an Existing LP Common Unit will, at such holder’s election, on account of such holder’s Allowed Existing LP Common Unit(s), either (i) receive a percentage of New LP Units, issued in accordance with the Restructuring Transactions, equal to the product of (A) 5.5% and (B) the percentage equal to the number of Existing LP Common Units that such holder elects to exchange for New LP Units divided by the number of Existing LP Common Units issued and outstanding immediately prior to the Plan Distributions or (ii)(A) be deemed to have converted or redeemed, as applicable, such holder’s Existing LP Common Unit(s), effective the day prior to the Distribution Record Date, in exchange for Existing REIT Common Stock on terms consistent with the applicable prepetition agreements for the Existing LP Common Units and (B) receive a Pro Rata share of the Existing Common Equity Recovery Pool, subject to reduction in accordance with section 4.14(a) of the Plan, if applicable; provided that, if the Bankruptcy Court does not approve the recovery to holders of Existing LP Common Units, Existing REIT Preferred Stock, and Existing REIT Common Stock, the New Common Stock set forth in section 4.10(a)(ii) of the Plan will be added to the Unsecured Claims Recovery Pool and the New LP Units set forth in section 4.10(a)(i) of the Plan will not be issued; provided, however, that the value otherwise allocable to holders of Existing LP Common Units under section 4.10(a) of the Plan will be reduced, on a dollar-for-dollar basis utilizing the equity value implied by the mid-point of the Debtors’ valuation set forth in connection with confirmation, by any costs incurred by or attributed to the Debtors’ Estates in connection with any litigation or objection prosecuted after the Bankruptcy Court’s approval of the Disclosure Statement by one or more holders of Existing LP Common Units prior to or in connection with the Confirmation Hearing as such costs are determined by the Bankruptcy Court in connection with confirmation of the Plan; provided, further, that, to the extent that no holder of Existing LP Common Units objects to confirmation of the Plan, the recovery to holders of Interests in Class 10 on account of such Interests will not be reduced notwithstanding any objection(s) by holders of Claims or Interests in another Class.

k)

Each unit of Existing REIT Preferred Stock will be cancelled (or otherwise eliminated) and each holder of Existing REIT Preferred Stock will receive, on account of such holder’s Allowed Existing REIT Preferred Stock, its Pro Rata share of a percentage of the New Common Stock, issued in accordance with the Restructuring Transactions, equal to 5.5% divided by the REIT LP Ownership Percentage, subject to dilution by the Management Incentive Plan and subsequent issuances of common equity (including securities or instruments convertible into common equity) by the REIT from time to time after the Effective Date, as set forth herein, and subject to reduction in accordance with section 4.14(a) of the Plan, if applicable; provided that, if the Bankruptcy Court does not approve the recovery to holders of Existing LP Common Units, Existing REIT Preferred Stock, and Existing REIT Common Stock, the New Common Stock set forth in section 4.11(a) of the Plan will be added to the Unsecured Claims Recovery Pool; provided, however, that the value otherwise allocable to holders of Existing REIT Preferred Stock under section 4.11(a) of the Plan will be reduced, on a dollar-for-dollar basis utilizing the equity value implied by the mid-point of the Debtors’ valuation set forth in connection with confirmation, by any costs incurred by or attributed to the Debtors’ Estates in connection with any litigation or objection prosecuted after the Bankruptcy Court’s approval of the Disclosure Statement by one or more holders of Existing REIT Preferred Stock prior to or in connection with the Confirmation Hearing as such costs are determined by the Bankruptcy Court in connection with confirmation of the Plan; provided, further, that, to the extent that no holder of Existing REIT Preferred Stock objects to confirmation of the Plan, the recovery to holders of Interests in Class 11 on account of such Interests will not be reduced notwithstanding any objection(s) by holders of Claims or Interests in another Class.

l)

Each unit of Existing REIT Common Stock will be cancelled (or otherwise eliminated) and each holder of Existing REIT Common Stock will receive, on account of such holder’s Allowed Existing REIT Common Stock, its Pro Rata share of the Existing Common Equity Recovery Pool, subject to reduction in accordance with section 4.14(a) of the Plan, if applicable; provided that, if the Bankruptcy Court does not approve the recovery to holders of Existing LP Common Units, Existing REIT Preferred Stock, and Existing REIT Common Stock, the Existing Common Equity Recovery Pool will be added to the Unsecured Claims Recovery Pool; provided, however, that the value otherwise allocable to holders of Existing REIT Common Stock under section 4.12(a) of the Plan will be reduced, on a dollar-for-dollar basis utilizing the equity value implied by the mid-point of the Debtors’ valuation set forth in connection with confirmation, by any costs incurred by or attributed to the Debtors’ Estates in connection with any litigation or objection prosecuted after the Bankruptcy Court’s approval of the Disclosure Statement by one or more holders of Existing REIT Common Stock prior to or in connection with the Confirmation Hearing as such costs are determined by the Bankruptcy Court in connection with confirmation of the Plan; provided, further, that, to the extent that no holder of Existing REIT Common Stock objects to confirmation of the Plan, the recovery to holders of Interests in Class 12 on account of such Interests will not be reduced notwithstanding any objection(s) by holders of Claims or Interests in another Class.

m)

Without the need for any further corporate action or approval of any board of directors, board of managers, managers, management, or shareholders of any Debtor or Reorganized Debtor, as applicable, the certificates and all other documents representing the Intercompany Interests will be deemed to be in full force and effect unless otherwise required in accordance with the Restructuring Transactions.

n)

Each Section 510(b) Claim will, except to the extent that a holder of such a Section 510(b) Claim agrees to a different treatment, be cancelled, released, discharged, and extinguished and will be of no further force or effect and to the extent such holder of a Section 510(b) Claim is not receiving a recovery on account of the Security giving rise to such Claim under the Plan, each holder of an Allowed Section 510(b) Claim will receive on account of such holder’s Allowed Section 510(b) Claim its Pro Rata share of New Common Stock, if any, issued in accordance with the Restructuring Transactions to holders of Existing LP Common Units, Existing REIT Preferred Stock, and Existing REIT Common Stock pursuant to sections 4.10(a), 4.11(a), and 4.12(a) of the Plan.  For the avoidance of doubt, to the extent that a holder of a Section 510(b) Claim receives a recovery under the Plan on account of the Security underlying such Claim, such holder will not receive a recovery on account of such holder’s Section 510(b) Claim, if any, arising from such Security.

Item 7.01 Regulation FD Disclosure.

In connection with the filing of the Confirmation Order, CBL & Associates Properties, Inc. issued a press release on August 11, 2021, a copy of which is attached as Exhibit 99.2 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains forward-looking statements, including, in particular, statements about the terms and the provisions of the Plan and the contemplated chapter 11 reorganization. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1

Findings of Fact, Conclusions of Law, and Order (I) Confirming Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors and (II) Granting Related Relief, dated August 11, 2021.

99.1	Third Amended Chapter 11 Plan (with technical modifications) (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on August 10, 2011).
99.2	Press Release, dated August 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: August 12, 2021